Pruco Life Insurance Company of New Jersey	Thomas C. Castano
Vice President and Corporate Counsel
Law Department

Pruco Life Insurance Company

of New Jersey

213 Washington Street
Newark, NJ 07102-2992
(973) 802-4708 fax: (973) 802-9560

March 12, 2009

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D. C. 20549

Re:	Pruco Life of New Jersey Variable Appreciable Account (File No. 811-3974)

Dear Commissioners:

On behalf of Pruco Life Insurance Company of New Jersey and the Pruco Life of New Jersey Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”), that the Account’s annual report for the period ending December 31, 2008 has been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following annual reports for the underlying funds:

1.	Filer/Entity:	AIM Variable Insurance Funds
Registration No.:	811-07452
CIK No.:	0000896435
Accession No.:	0000950129-09-000601
Date of Filing:	02/26/09

2.	Filer/Entity:	American Century Variable Portfolios, Inc.
Registration No.:	811-05188
CIK No.:	0000814680
Accession No.:	0000814680-09-000007
Date of Filing:	02/26/09

3.	Filer/Entity:	Advanced Series Trust ("AST")
Registration No.:	811-05186
CIK No.:	0000814679
Accession No.:	0001209286-09-000146
Date of Filing:	03/11/09

4.	Filer/Entity:	Dreyfus Investment Portfolios
Registration No.:	811-08673
CIK No.:	00001056707
Accession No.:	0001056707-09-000003
Date of Filing:	02/18/09

5.	Filer/Entity:	Dreyfus Socially Responsible Growth Fund, Inc.
Registration No.:	811-07044
CIK No.:	0000890064
Accession No.:	0000890064-09-000001
Date of Filing:	02/18/09

6.	Filer/Entity:	Dreyfus Variable Investment Fund
Registration No.:	811-05125
CIK No.:	0000813383
Accession No.:	0000813383-09-000004
Date of Filing:	02/18/09

7.	Filer/Entity:	Franklin Templeton Variable Insurance Products Trust
Registration No.:	811-05583
CIK No.:	0000837274
Accession No.:	0001193125-09-036016
Date of Filing:	02/24/09

8.	Filer/Entity:	Goldman Sachs Variable Insurance Trust
Registration No.:	811-08361
CIK No.:	00001046292
Accession No.:	0000950123-09-003657
Date of Filing:	02/27/09

9.	Filer/Entity:	Janus Aspen Series
Registration No.:	811-07736
CIK No.:	0000906185
Accession No.:	0001035704-09-00004
Date of Filing:	02/26/09

10.	Filer/Entity:	JPMorgan Insurance Trust
Registration No.:	811-07874
CIK No.:	0000909221
Accession No.:	0001145443-09-000381
Date of Filing:	03/06/09

11.	Filer/Entity:	M Fund Inc.
Registration No.:	811-09082
CIK No.:	0000948258
Accession No.:	0001104659-09-015598
Date of Filing:	03/09/09

12.	Filer/Entity:	MFS Variable Insurance Trust
Registration No.:	811-08326
CIK No.:	0000918571
Accession No.:	0001193125-09-048189
Date of Filing:	03/09/09

13.	Filer/Entity:	Neuberger Berman Advisers Management Trust ("AMT")
Registration No.:	811-04255
CIK No.:	0000736913
Accession No.:	0000894579-09-000202
Date of Filing:	03/06/09

14.	Filer/Entity:	Oppenheimer Variable Account Funds
Registration No.:	811-04108
CIK No.:	0000752737
Accession No.:	0001434991-09-000044
Date of Filing:	02/25/09

15.	Filer/Entity:	ProFunds VP
Registration No.:	811-08239
CIK No.:	0001039803
Accession No.:	0001209286-09-000144
Date of Filing:	03/09/09

16.	Filer/Entity:	T. Rowe Price International Series, Inc.
Registration No.:	811-07145
CIK No.:	0000918292

Accession No.:	0000918292-09-000002
Date of Filing:	02/20/09

17.	Filer/Entity:	The Prudential Series Fund, Inc.
Registration No.:	811-03623
CIK No.:	0000711175
Accession No.:	0001193125-09-047660
Date of Filing:	03/06/09

If you have any questions regarding this filing, please contact me at (973) 802-4708.

Sincerely,

________/s/_______
Thomas C. Castano

VIA EDGAR